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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 9, 2000
                                                  -----------------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                         1-8116                31-0785108
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation)                                             Identification No.)




4288 West Dublin-Granville Road, Dublin, Ohio                 43017
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       (614) 764-3100
                                                   ----------------------------



                                 Not Applicable

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         (Former name or former address, if changed since last report.)


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Item 1.                     Changes in Control of Registrant.
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                            Not applicable.

Item 2.                     Acquisition or Disposition of Assets.
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                            Not applicable.

Item 3.                     Bankruptcy or Receivership.
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                            Not applicable.

Item 4.                     Changes in Registrant's Certifying Accountant.
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                            Not applicable.

Item 5.                     Other Events.
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                            On August 9, 2000, the Company issued a
                            press release announcing that Kerrii B.
                            Anderson has been named as Executive Vice
                            President and Chief Financial Officer of the
                            Company. The press release is attached
                            hereto as Exhibit 99 and incorporated herein by reference.

Item 6.                     Resignations of Registrant's Directors.
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                            Not applicable.

Item 7.                     Financial Statements and Exhibits.
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                            Not applicable.

Item 8.                     Change in Fiscal Year.
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                            Not applicable.

Item 9.                     Sales of Equity Securities Pursuant to Regulation S.
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                            Not applicable.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WENDY'S INTERNATIONAL, INC.


                                              By: /s/ Ronald E. Musick
                                                  ------------------------------
                                                  Ronald E. Musick
                                                  Executive Vice President

Date:       August 9, 2000
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